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                       LENEL Systems International, Inc.
                               LENEL'r' ONGUARD'r'
                         Authorized Reseller Agreement


LENEL MAILING ADDRESS:
1050 Pittsford-Victor Road
Fairport, New York 14534                           FOR LENEL USE ONLY:
Telephone 716-248-9720 FAX 716-248-9185            Customer # ________

Reseller Name:      Henry Bros Electronics
Contact Name:       Ted Gjini
Address:            280 Midland Ave., Saddle Brook, NJ 07663
Telephone           201/794-6500   FAX 201/794-8341
e-mail Address      Jim Henry, Irv Witcosky, Emil Marone, Gerard Romolo,
                    Eileen Vazque
(Please specify the name and address of any other individual who should receive notices and mailings from Lenel)

Contact Name        Dave Jones
Street Address      2100 Hwy 360, Suite 2101
City, State, Zip    Grand Prairie, TX 75050
Telephone           214/988-8887   FAX 214/988-9047
e-mail Address      ____________________________________________________________


RESELLER AUTHORIZATION:

Signature /s/ Irv Witcosky    Print Name  Irv Witcosky  Title V.P.  Date 4/26/99
          ________________                ____________        _____      _______


LENEL AUTHORIZATION:

Signature /s/ Elena Prokupets
          ___________________

President & CEO  Date 6/1/99
_______________       ______


This Agreement covers a term beginning on the date this agreement is signed by all parties (the "Effective Date") and ending March 31, 2001 (the "Term"). Neither party is obligated to renew this Agreement at the end of the term nor to extend the Agreement beyond the initial term.

This Agreement, including the attached exhibits, which are hereby incorporated into this Agreement, sets forth the terms and conditions for the distribution of LENEL PRODUCTS and services in a territory through RESELLER.




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1.0     APPOINTMENT

1.1 Under this RESELLER Agreement (the "Agreement") Lenel Systems International, Inc. ("LENEL(degree)") appoints the RESELLER identified above ("RESELLER") as a LENEL OnGuard Authorized RESELLER for the term of this Agreement. The Agreement is effective only when signed by an authorized representative of LENEL and RESELLER.

1.2 While this Agreement is in force, RESELLER shall be entitled to style and represent itself as a LENEL OnGuard Authorized RESELLER for PRODUCTS in the TERRITORY. RESELLER shall not grant this style to any third party or AFFILIATED COMPANY.

1.3 LENEL hereby appoints RESELLER to be a nonexclusive RESELLER of the PRODUCTS within the TERRITORY. It is understood that other RESELLERS may sell and deliver PRODUCTS to customers within the TERRITORY, and LENEL will not be obligated to account to RESELLER for such sales.

Furthermore, LENEL may sell to DIRECT ACCOUNTS. DIRECT ACCOUNTS shall mean those customers and prospective customers of LENEL that are identified in Exhibit A, which may be served directly by LENEL. Notwithstanding, it is not LENEL's intention to sell products to end users on a direct basis. LENEL will notify RESELLER of any changes to Exhibit A on a timely basis.

1.4 RESELLER may sell PRODUCTS only within the TERRITORY. TERRITORY shall mean the locations where RESELLER regularly conducts its business, inclusive of Metro New York and Metro Dallas, Texas but limited to the United States.

1.5 RESELLER is acting in the role of an independent contractor under this Agreement. Neither party may bind the other party to any legal obligations in connection with this Agreement or RESELLER's agreements with its customers.

1.6 This Agreement may not be assigned by RESELLER without the prior written consent of LENEL. which consent will not be unreasonably withheld. and any attempted assignment will be void.

2.0 RESALE OBLIGATIONS

RESELLER may purchase PRODUCTS for resale to end user customers, and to prime contractors to end user customers.

3.0 PRODUCTS

3.1 LENEL appoints RESELLER as a RESELLER for the PRODUCTS (the "PRODUCTS") as described in Exhibit B.

3.2 LENEL may discontinue the manufacture or availability of any PRODUCTS, or add PRODUCTS, or make a change to any PRODUCTS relating to performance, serviceability, recommended uses and application, or otherwise, at any time. LENEL will use reasonable efforts to provide RESELLER with advance notification of such changes.

4.0 LENEL OBLIGATIONS

4.1 LENEL will sell RESELLER the PRODUCTS in accordance with the terms and conditions stated in this Agreement.

4.2 LENEL will maintain a staff to market and support the PRODUCTS to the RESELLER.

4.3 LENEL will assist RESELLER, at RESELLER's discretion, in the development of RESELLER's own programs to promote the PRODUCTS.

4.4 LENEL will promote the PRODUCTS through marketing campaigns targeted to potential end users of the PRODUCTS.

4.5 LENEL will offer (at reasonable costs) technical training programs regarding the PRODUCTS to RESELLER, to enable RESELLER to perform to the satisfaction of its customers in both sales and service of the PRODUCTS.

4.6 LENEL will provide RESELLER with original catalogs, schedules, supplements, trade bulletins and other literature relating to the PRODUCTS.

5.0 RESELLER OBLIGATIONS




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5.1 RESELLER will maintain a qualified staff to promote, sell, and support the
PRODUCTS during the term of this Agreement.

5.2 RESELLER will provide warranty service for the PRODUCTS to RESELLER's customers. RESELLER will make no false or misleading representations concerning the PRODUCTS, and make no representations or warranties on behalf of LENEL, except for those representations or warranties that are made by LENEL for the PRODUCTS.

5.3 RESELLER will sell all the PRODUCTS in LENEL's original packages without removing, defacing, concealing, or altering marks or numbers prior to sale, unless otherwise agreed in writing by LENEL and RESELLER.

5.4 RESELLER must purchase from LENEL, a minimum of $500.000 of any combination of the PRODUCTS contained in Exhibit B. If RESELLER fails to meet this requirement, LENEL may terminate this Agreement.

5.5 Within thirty days (30) following the Agreement Effective Date, RESELLER agrees to order from LENEL a software package for demonstrating the PRODUCTS; enroll at least one qualified staff member for training at LENEL's factory. RESELLER will monitor and maintain at least one staff member at each location of RESELLER, who is trained by LENEL at the factory,

6.0 RECORDS AND REPORTING

RESELLER will provide LENEL, upon request, with information concerning the sale of PRODUCTS to enable LENEL to (i) comply with any federal, state, or law relating to the sale, servicing, or use of the PRODUCTS, (ii) verify RESELLERS compliance with any marketing or promotional program that LENEL may make available and under which RESELLER elects to participate, and (iii) determine RESELLER's performance of its obligations under this agreement.

7.0 WARRANTY

All PRODUCTS are sold only with the warranty that is either, expressly stated on, or packaged with, or accompanying the PRODUCT, or stated on the Reseller Price Book. or LENEL's PRODUCT information materials.

LENEL DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

NOTE: Unless otherwise provided in the applicable PRODUCT warranty, PRODUCTS purchased under this Agreement are eligible for warranty service only within the United States.

8.0 TRADEMARKS

8.1 Subject to the conditions in this Agreement, LENEL grants to RESELLER for the term of this Agreement, a non-exclusive right and license (limited to the TERRITORY) to use the design trademark shown in the attached Exhibit C (hereinafter "Trademark") to identify RESELLER in the distribution of PRODUCTS in the TERRITORY to its customers. RESELLER may not transfer or assign this license or grant sub-licenses or any other right to use the Trademark to any other party.

8.2 RESELLER acknowledges that LENEL is the owner of the Trademark and all trade dress and trademarks incorporated in or associated with the Trademark. If RESELLER acquires by operation of law or otherwise any rights in the Trademark or any such trade dress or trademarks, it will at LENEL's request, assign such rights to LENEL or its related company at no cost to LENEL along with any goodwill associated with such rights. The obligations of RESELLER under this paragraph shall survive expiration or termination of this Agreement.

8.3 Upon expiration or termination of this Agreement, RESELLER will discontinue forthwith the use of the Trademark, and the rights of the RESELLER to use the Trademark will cease. RESELLER will promptly deliver to LENEL, or destroy, all material bearing the Trademark which is in the RESELLER's possession or control.

RESELLER further agrees to notify LENEL of any infringement or misuse, to which





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RESELLER becomes aware, of the Trademark or such other LENEL trademark or trade dress and to cooperate with LENEL as LENEL shall reasonably require in any action taken by LENEL with respect to such infringement of misuse.

8.4 RESELLER agrees not to contest, or to use or attempt to register any trademark or trade dress confusingly similar to, the Trademark or any such other LENEL trademark or trade dress.

9.0 ORDERS

9.1 All orders for the PRODUCTS, which must be placed in the form of a purchase order by RESELLER to LENEL, shall be subject to acceptance by LENEL.

9.2 The Terms and conditions applicable to each specific order placed by RESELLER to LENEL shall be as stated in Exhibit D. In the absence of provisions in the documentation, the terms and conditions will be as set forth in Exhibit D hereto. The prices charged to RESELLER will be the prices prevailing in LENEL's published Reseller Price Book at the time of the order's acceptance by LENEL.

10.0 CONFIDENTIAL, INFORMATION

10.1 All information not already available to the public, which RESELLER has acquired prior to the Effective Date and may acquire during the term hereof, related to LENEL's inventions, designs, methods, improvements, trade secrets, price lists, schedules, quotations, customer information including the identity of LENEL's customers, or other confidential business and technical information (hereinafter "Confidential Information"), shall not directly or indirectly be disclosed by RESELLER to any person without prior written permission of LENEL, and shall not be used by RESELLER except in fulfilling its obligations under this Agreement. This obligation will survive this Agreement.

10.2 RESELLER further agrees that upon termination or failure to renew or extend this Agreement all Confidential Information, together with all files, correspondence. documents, sales and other data, and material related to LENEL's business, shall be returned to LENEL.

10.3 RESELLER agrees that the Non-Disclosure Agreement attached in Exhibit E, is made a part of this Agreement.

11.0 TERM AND TERMINATION

11.1 Either party may terminate this Agreement without cause upon 90 days' prior written notice to the other party. This Agreement remains in effect from the Effective Date to the end of the Term, and may be extended for one (1) additional year by the written mutual agreement of the parties.

11.2 Either party may immediately terminate this Agreement if the other party fails to remedy a material breach of its obligations within 30 days after receipt of a written notice from the other party specifying the nature of the breach.

11.3 Either party may terminate this Agreement immediately if the other party ceases to conduct its operations in the normal course of business, or files for or becomes the subject of a bankruptcy petition, or is placed in receivership.

11.4 LENEL may terminate this Agreement immediately if RESELLER attempts to assign this Agreement without LENEL's prior written consent.

12.0 EFFECT OF TERMINATION OR EXPIRATION

12.1 If this Agreement is terminated, not renewed, or extended due to a material breach by RESELLER, LENEL may, at its option, cancel any or all unfilled orders and LENEL reserves the right to purchase from RESELLER, and RESELLER shall sell to LENEL or its nominee, any or all salable PRODUCTS not sold or used by RESELLER at the net price paid by RESELLER or the current net RESELLER price; whichever LENEL elects: provided however that RESELLER shall remain liable to LENEL or its nominee for any defects in such PRODUCT caused by poor handling or storage.

12.2 If this Agreement expires and is not renewed, or if this Agreement is terminated for a




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reason other than a material breach by RESELLER, RESELLER may continue for 120 days to sell its remaining inventory of PRODUCTS subject to the terms of this Agreement.

12.3 Upon termination of this Agreement, RESELLER shall discontinue immediately all advertising or reference to the PRODUCTS and shall forthwith pay all invoices for the PRODUCTS the title of which has passed to RESELLER, regardless of any terms which previously may have been granted with respect thereto.

13.0 NO LIABILITY FOR TERMINATION

To the full extent allowed by any applicable law, RESELLER agrees that it will have no rights to damages or indemnification of any nature due to any expiration, rightful termination, or non-renewal of this Agreement by LENEL.

14.0 TAXES

RESELLER shall be exclusively responsible for the payment of income or other taxes, fees or governmental dues of any kind, arising out of this Agreement or resulting from the performance of this Agreement. RESELLER shall keep LENEL harmless and indemnified against any taxes or other levies resulting from this Agreement.

15.0 NOTICES

All notices required or permitted hereunder shall be in writing and shall be deemed duly given when personally delivered, or sent by registered or certified mail, or overnight carrier to the address set forth above.

16.0 FORCE MAJEURE

In the event of an inability or failure by LENEL to manufacture, supply or ship any of the PRODUCTS herein by reason of any fire, explosion, war, riot, strike, walk-out, labor controversy, flood, shortage of water, power, labor, transportation facilities or necessary materials or supplies, default or failure of carriers, breakdown in or the loss of production from plant or equipment, act of God or public enemy, any law act or order of any court, board, government or other authority of competent jurisdiction, or any other direct cause (whether or not of the same character as the foregoing) beyond the reasonable control of LENEL, then LENEL shall not be liable to the RESELLER during the period and to the extent of such inability or failure. Deliveries omitted in whole or in part while such inability remains in effect shall be canceled.

17.0 AMENDMENTS

No addition to, deletion from or modification of any of the provisions of this Agreement shall be binding upon the parties unless made in writing and signed by a duly authorized representative of each party.

18.0 WAIVER

Failure by either party to enforce any term or condition of this Agreement will not be deemed a waiver of future enforcement of that or any other term or condition.

19.0 GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Disputes under this Agreement shall be resolved by civil litigation or alternate dispute resolution in Monroe County, New York.

20.0 ENTIRE AGREEMENT

This Agreement constitutes the entire understanding of the parties with regard to the sale of PRODUCTS, and supersedes all prior discussions, representations, agreements and understandings.

21.0 NON-HIRE/NON COMPETE

21.1 During the terms of this agreement and for one year after termination of this agreement, RESELLER agrees not to solicit employees from LENEL.

21.2 During the TERM of this AGREEMENT, RESELLER agrees that it shall not undertake the development or outsource the development of software that competes with PRODUCTS.





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LIST OF ATTACHMENTS:

Exhibit A - Direct Accounts, Exhibit B - Products, Exhibit C - Trademarks, Exhibit D - Terms and Conditions, Exhibit E - Non-Disclosure Agreement, Exhibit F - Lenel OnGuard License Agreement

EXHIBIT A - DIRECT ACCOUNTS

Existing LENEL Customers
  University of Rochester
  Microsoft Corporation

EXHIBIT B - PRODUCTS

The following LENEL products are assigned for sale in RESELLER's TERRITORY:

  Lenel OnGuard'r' ID Multimedia Identification Management System for Windows NT and 95.

  Lenel OnGuard'r' Multimedia Access Control & Alarm Monitoring System for Windows NT and 95.

  Lenel OnGuard'r' Plus Integrated Multimedia Security Management System for Windows NT and 95.

  All related Lenel OnGuard'r' Software Modules.

EXHIBIT C - TRADEMARKS

The following trademarks and registered trademarks are available for use by RESELLER in accordance with the terms set forth in Section 8.0. (This sample is not intended for reproduction purposes; camera-ready art is available through LENEL)

  LENEL'r'
  Lenel OnGuard'r'
  Lenel BadgeDesigner'TM'
  Lenel OnGuard Plus
  Lenel Image Viewer'TM'
  Lenel VisitorBadge'TM'
  Lenel PhotaGallery'TM'
  The Single Solution for Multimedia Productivity
  The Single Solution for Security Productivity
  OnGuard Enterprise'TM'
  OnGuard FormsDesigner'TM'
  OnGuard CentralMonitor'TM'
  OnGuard AssetsManager'TM'
  OnGuard MobileBadge'TM'


                                                                          [LOGO]




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EXHIBIT D - PURCHASE ORDERING - TERMS, CONDITIONS, AND PROCEDURES

1.0 QUOTATIONS AND PRO FORMA INVOICES:

1.1 All quotations and pro forma invoices issued by LENEL are subject to these Terms and Conditions of Sale.

1.2 Unless otherwise stated in writing thereon, the quotation expires 60 days from date of quotation and may be withdrawn at any time within that period, prior to approval of order, upon written notification to RESELLER.

1.3 Specifications, pricing, and availability are subject to change at any time. LENEL will use reasonable efforts to provide RESELLER with advance notification of such changes.

2.0 APPROVAL OF ORDERS

2.1 All purchase orders must detail specific quantities, prices, and part numbers for the PRODUCTS. All purchase orders must be firm and submitted in a hard copy form either by mail or facsimile. Phone orders will not be accepted. LENEL will review each purchase order prior, and if accepted an acknowledgment will be faxed to the RESELLER.

2.2 The commitment to fulfill orders is subject to approval by LENEL's credit department.

2.3 ORDER CANCELLATION. RESELLER has the right to cancel an accepted purchase order (for standard products only) when a written request for cancellation is received by LENEL from RESELLER, and the order is canceled thirty (30) or more calendar days in advance of previously requested and accepted shipment date set forth on purchase order. If the order is canceled when there is less than thirty
(30) calendar days from the written request to the shipment date, RESELLER agrees to pay LENEL a 20% handling fee.

3.0 PRICES

3.1 Prices in any price list of LENEL PRODUCTS, do not include sales, use or other taxes, which shall be added to LENEL's invoices if applicable. Any changes in the price of PRODUCTS shall apply as follows: (i) price increases shall apply to all orders received 60 days after effective date of the new prices; and
(ii) price decreases shall apply to all orders received on or after the effective date of the new prices.

3.2 LENEL may change prices at any time. LENEL will use reasonable efforts to provide RESELLER with advance notification of such changes.

3.3 All prices are stated and payable in US dollars.

3.4 RESELLER is free to determine its own resale price for all PRODUCTS; and suggested list price that may be published by LENEL for any PRODUCT is for reference only and is not binding on RESELLER.

3.5 NET PURCHASE PRICE for PRODUCTS shall mean the price charged by LENEL in the sale of PRODUCTS minus any discounts, PRODUCTS returned for credit, transportation costs, and any direct governmental charge or tax.

4.0 BILLING AND PAYMENT TERMS

4.1 RESELLER must have credit terms approved by LENEL credit department.

4.2 If credit terms are not extended, then all orders must be prepaid via wire transfer or shipped to RESELLER cash on delivery.

4.3 Invoices will be issued by LENEL on date of shipment and payment must be made by RESELLER within 30 days of date of invoice.

4.4 If RESELLER fails to pay invoice within 30 days, LENEL will impose a late payment charge equal to the lessor of (1) 2% per month or (2) the maximum rate allowed by law.

4.5 All performance by LENEL under this Agreement or any other order may be suspended should RESELLER be delinquent in making




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payment for PRODUCTS, services, or other items.

4.6 Should RESELLER become delinquent in making payments for PRODUCT, LENEL reserves the right to place RESELLER on cash on delivery and/or wire transfer terms.

5.0 DELIVERY

5.1 LENEL shall deliver all PRODUCTS purchased hereunder F.O.B. shipping point.

5.2 Special shipping instructions must be specified at the time of order placement. If no instructions are given, LENEL will ship the products via UPS ground transportation. International shipments will ship UPS Expedited. Risk of loss passes to the RESELLER at the time of delivery to the carrier.

5.3 LENEL will attempt to schedule shipments as closely as possible in accordance with RESELLER's request. However, LENEL will not accept responsibility for any damages or charges to the RESELLER for late delivery.

6.0 RIGHT TO DISTRIBUTE SOFTWARE

6.1 LENEL hereby grants to RESELLER the nonexclusive right to distribute the software included in the PRODUCTS to its customers in accordance with the terms and conditions of LENEL's Standard Software License Agreement (Exhibit F). RESELLER shall not have the right to copy, reproduce, or modify any software or hardware for any purpose.

6.2 TRANSFER OF TITLE

The title of ownership of materials, products, and software licenses does not transfer from LENEL to the purchaser until LENEL has been paid in full for all material and labor and any LENEL or applicable software license agreements have been signed by the RESELLER and the end-user and returned to LENEL.

6.3 SOFTWARE OWNERSHIP

LENEL system software and firmware remain the property of LENEL. RESELLERS purchase systems with the understanding that they have purchased a "License to use" the software programs.

Each software license sold is for use on a single CPU unless otherwise stated in the license agreement. RESELLER must purchase additional licenses when using or installing the LENEL software on more than the originally contracted number of CPUs. RESELLERS/End-users are strictly prohibited from attempting to alter
LENEL software programs. Any attempt to alter said programs will immediately void any remaining applicable warranty or maintenance contract and break the terms and conditions of the software License Agreement.

7.0 RETURN OF GOODS

7.1 Reseller must obtain a Return Material Authorization (RMA) from LENEL prior to returning PRODUCTS or components. RESELLERS must make a request for an RMA within 30 days of shipment. LENEL is not obliged to accept returns of product after 30 days from shipment. One RMA number is required for each returned shipment.

7.2 Following receipt of the RMA number, the RESELLER shall ship the product (prepaid) to LENEL within 15 days. If LENEL has not received the product within 15 days of the RMA issue date, the RMA becomes void and receipt of the product will be refused by LENEL. RESELLER shall return PRODUCTS to LENEL in original packaging.

7.3 Return PRODUCTS shall be shipped Freight Pre-Paid F.O.B. Destination. and shall include the RMA Number, a description of item(s) being returned, and reason for the return.

7.4 All special orders or custom products, including non-standard software features are not subject to return.

7.5 A restocking charge of 25% of the purchase price will be charged for items returned in unused condition with the original packaging intact. LENEL will not accept the return of used equipment.




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EXHIBIT E - NON-DISCLOSURE AGREEMENT

This Non-Disclosure Agreement (the "Agreement") is made between LENEL Systems International, Inc. a Delaware Corporation ("LS"), and RESELLER (herein this exhibit as "COMPANY"), and entered into the Effective Date under the RESELLER Agreement.

In consideration of the mutual promises and convenants contained in this Agreement, LS disclosure of confidential information to COMPANY, and any payments made or to be made by LS or COMPANY, the parties hereto agree as follows:

1. Confidential Information and Materials

(a) "Confidential Information" means nonpublic information that LS designates as being confidential or which, under the circumstances surrounding disclosure, ought to be treated as confidential. "Confidential Information" includes, without limitation, information relating to released or unreleased LS software or hardware products, the marketing or promotion of any LS product, LS' business policies or practices, and information received from others that LS is obligated to treat as confidential. Confidential information disclosed to COMPANY by a LS Subsidiary and/or agents is covered by this agreement.

(b) Confidential Information shall not include that information defined as Confidential Information above that COMPANY can conclusively establish: (i) is or subsequently becomes publicly available without COMPANY's breach of any obligation owed LS; (ii) became known to COMPANY prior to LS' disclosure of such information to COMPANY, (iii) became known to COMPANY from a source other than LS other than by the breach of an obligation of confidentiality owed to LS; (iv) is disclosed by LS to a third party without restrictions on its disclosure; or
(v) is independently developed by COMPANY.

(c) "Confidential Materials" shall mean all tangible materials containing Confidential Information, including without limitation written or printed documents and computer disks or tapes, whether machine or user readable.

2. Restrictions

(a) COMPANY shall not disclose any Confidential Information to third parties for five (5) years following the date of its disclosure by LS to COMPANY, except to COMPANY's consultants as provided below. However, COMPANY may disclose Confidential Information in accordance with judicial or other governmental order, provided COMPANY shall give LS reasonable notice prior to such disclosure and shall comply with any applicable protective order or equivalent.

(b) COMPANY shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information, to keep confidential the Confidential Information. COMPANY may disclose Confidential Information or Materials only to COMPANY's employees or consultants on a need-to-know basis. COMPANY shall execute appropriate written agreements with its employees and consultants sufficient to enable it to comply with all the provisions of this Agreement.

(c) Confidential Information and Materials may be disclosed, reproduced, summarized, or distributed only in pursuance of COMPANY's business relationship with LS, and only as otherwise provided hereunder. COMPANY agrees to segregate all such Confidential Materials from the confidential materials of others in order to prevent commingling.

(d) COMPANY may not reverse engineer, decompile, or disassemble any software disclosed to COMPANY.

3. Rights and Responsibilities

(a) COMPANY shall notify LS immediately upon discovery of any unauthorized use or disclosure of Confidential Information or Materials, or any other breach of this Agreement by COMPANY, and will



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cooperate with LS in every reasonable way to help LS regain possession of the
Confidential Information or Materials and prevent its further unauthorized use.

(b) COMPANY shall return all originals, copies, reproductions and summaries of Confidential Information or Materials at LS's request or, at LS' option, certify destruction of the same,

(c) COMPANY acknowledges that monetary damages may not be a sufficient remedy for unauthorized disclosure of Confidential Information and that LS shall be entitled. without waiving any other rights or materials, to such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction.

(d) LS may visit COMPANY's premises, with reasonable prior notice and during normal business hours, to review COMPANY's compliance with the terms of Agreement.

4. Miscellaneous

(a) All Confidential Information and Materials are and shall remain the property of LS. By disclosing information to COMPANY, LS does not grant any express or implied right to COMPANY to or under LS patents, copyrights, trademarks, or trade secret information.

(b) If LS provides pre-release software as Confidential Information or Materials under this Agreement, such pre-release software is provided "as is" without warranty of any kind. COMPANY agrees that neither LS nor its suppliers shall be liable for any damages whatsoever relating to COMPANY's use of such pre-release software.

(c) Any software and documentation provided under this Agreement is provided to COMPANY with RESTRICTED RIGHTS. Use, duplication or disclosure by the Government is subject to restrictions as set forth in subparagraph h(c)(1)(ii) of The Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 OR SUBPARAGRAPHS (c)(1) and (2) of the Commercial Computer Software--Restricted Rights at 48 CFR 52.227-19, as applicable. Manufacturer is LENEL Systems International Inc., 290 Woodcliff Office Park, Fairport, NY 14450-4212.

(d) COMPANY agrees that it does not intend nor will it directly or indirectly, export or transmit (i) any Confidential Information or Materials or (ii) any product (or any part thereof), process, or service that is the direct product of the Confidential Information or Materials to the People's Republic of China, Afghanistan, or any group Q, S, W, Y, or Z country specified in Supplement No. 1 of Section 770 of the Export Administration Regulations or to any other country to which such export or transmission is restricted by regulation or stature, without the prior written consent of the Office of Export Administration of the U.S. Department of Commerce or such other governmental entity as may have Jurisdiction over such export or transmission.

(e) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and merges all prior discussions between them as Confidential Information. It shall not be modified except by a written Agreement dated subsequent to the date of this Agreement and signed by both parties. None of the provisions of this Agreement shall be deemed to have been waived by any act or acquiescence on the part of LS, its agents, or employees, but only by an instrument in writing signed by an authorized officer of LS.
No waiver of any provision of this Agreement shall constitute a waiver of any other provision(s) or of the same provision on another occasion.

(f) If either LS or COMPANY employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees. This Agreement shall be construed and controlled by the laws of the State of New York, and COMPANY further consents



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to jurisdiction by the state and federal courts sitting in the State of New
York. Process may be served on either party by U.S. mail, postage prepaid, certified or registered, return receipt requested, or by such other method as is authorized by the New York Long Arm Statute.

(g) Subject to the limitations set forth in this Agreement, this Agreement will inure to the benefit of and be binding upon the parties, their successors and assigns.

(h) If any provision of this agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

(i) All obligations created by the Agreement shall survive change or termination of the parties business relationship.

5. Suggestions and Feedback

LS may from time to time request suggestions, feedback, or other information from COMPANY on Confidential Information or on released or unreleased LS software or hardware. Any suggestions, feedback or other disclosure made by COMPANY are and shall be entirely voluntary on COMPANY's part and shall not create any obligation on the part of LS or a confidential relationship between COMPANY and LS. Instead, LS shall be free to disclose and use COMPANY's suggestions, feedback, or other information as LS sees fit, entirely without obligation of any kind to COMPANY.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as per the signature authorization under the RESELLER Agreement.




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EXHIBIT F- LENEL ONGUARD LICENSE AGREEMENT

You should carefully read the following license agreement before signing RESELLER Agreement. By signing the agreement, you indicate your acceptance of the terms of this legal agreement.

Copyright/Proprietary Protection

This Software (the computer application program contained in the diskette envelope) and the Documentation (all of the printed material included with this Software) are owned by Lenel Systems International, Inc. (Lenel) and are protected by the United States and international copyright laws and international treaty provisions. You must treat this software like any other copyrighted material, with the exceptions outlined in the following License Grant. Any violation of this agreement will automatically terminate your right to use this Software, and you must immediately return it to Lenel.

License Grant

Lenel grants you a nonexclusive license to copy this Software onto the hard disk of a single (dedicated) computer, and to make one copy for archival purposes. You may not make copies of the Software for any purpose other than what is stated above. You may not copy the Documentation for any reason. You may not reverse-engineer, disassemble, decompile or attempt to discover the source code of the Software. You may not sublicense, rent or lease any portion of the Software. You may transfer your rights under this agreement on a permanent basis to another person or entity provided that you transfer this License Agreement, all original and updated Software and Documentation, and that you not retain any copies of the Software. You must notify Lenel in writing of your transfer, and the recipient must also agree to the terms of this License Agreement. If you want to share the Software on a network, please contact Lenel to request a Network License Agreement.

No Liability for Consequential Damages

In no event shall Lenel or its suppliers or resellers be liable for any damages whatsoever (including, without limitation, damages for loss of profits, business interruption, loss of information or other pecuniary loss) arising out of the use of or inability to use this Lenel product, even if Lenel has been advised of the possibility of such damages. Because some states do not allow the exclusion or limitation of liability for consequential or inconsequential damages, the above limitation may not apply to you. This agreement constitutes the entire agreement between you and Lenel and supersedes any prior agreement concerning the contents of the diskette envelope. Lenel is not bound by any provision of any purchase order or any other type of correspondence (written or verbal). This agreement is governed by the laws of the State of New York.

US Government Restricted Rights

This Software is provided with restricted rights. Use, duplication or disclosure by the government is subject to restrictions set forth in subparagraph
(c)(1)(ii) of The Rights in Technical Data and Computer Software clause at DFARS 252-227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software--Restricted Rights at 48CFR 52.227-19, as applicable.
Contractor/manufacturer is Lenel Systems International, Inc., 290 Woodcliff Office Park, Fairport, NY 14450-4212.